UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report: (Date of earliest event reported) April 24, 2003



                     OLD REPUBLIC INTERNATIONAL CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-4625                  36-2678171
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation)                     File Number)          Identification No.)



               307 North Michigan Avenue, Chicago, Illinois 60601
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (312) 346-8100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 12.  Results of  Operations and Financial Condition
          ----------------------------------------------

On April 24, 2003, Old Republic International Corporation announced the results of its operations and its financial condition for the quarter ended March 31, 2003. The full text of the earnings release is included as Exhibit 99.1 hereto.


         Exhibits
         --------

99.1     Earnings Release dated April 24, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          OLD REPUBLIC INTERNATIONAL CORPORATION
                                          Registrant



     Date:  April 24, 2003                By: /s/ John S. Adams
                                             ----------------------------------
                                                  Senior Vice President
                                                  and Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


         Exhibits

99.1     Earnings Release dated April 24, 2003.